TUXIS(R)
CORPORATION
================================================================================


SEMI-ANNUAL REPORT
June 30, 2000

                                            American Stock
                                            Exchange Symbol:
                                            TUX


11 Hanover Square
New York, NY 10005

1-888-847-4200

www.tuxis.com

TUXIS(R) CORPORATION                               Stock
                                                   Exchange Symbol:  TUX
================================================================================
11 Hanover Square, New York, NY 10005
www.tuxis.com

                                                                   July 25, 2000

Fellow Shareholders:

     We are pleased to submit this Semi-Annual Report for the six months ended June 30, 2000 and to welcome our new shareholders who have made their investment since our last Report. It is noteworthy that the Fund's investment manager, CEF Advisers, Inc. and its affiliates now own in the aggregate approximately 6% of the Fund's outstanding shares.

                       Investment Objective and Policies

     The Fund's investment objective is to provide an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation. In seeking to achieve this objective, the Fund's investment policy is normally to invest at least 50% of its assets in municipal securities and the balance primarily in securities of selected growth companies and tax advantaged investments. At June 30, 2000, approximately 62% of the Fund's assets were invested in municipal securities and the balance in other securities. The investment objective and policy are non-fundamental and may be changed by the Board of Directors without shareholder approval.

                               Review and Outlook

     The first half of 2000 clearly demonstrated the potential benefits that professional management and investment flexibility can offer investors. While equity markets initially rose, they ended lower by the end of the first half. Fixed income securities prices were generally higher due to declining intermediate and long term interest rates. During the first half of the year, many financial markets were characterized by high levels of volatility, with many noteworthy price trends emerging and reversing over the period. As usual, the key to successful investing during this period seemed to be both what you owned and when you owned it.

     During the first half of 2000, yields on 20 year General Obligation municipal securities declined from 6.00% to 5.77%. This decline in rates was beneficial for prices and total return. The Lehman Brothers Municipal Bond and Mortgage Index had a total return of 4.48% for this six month period. During this period, the Dow Jones Industrial Average, Standard & Poor's 500, and Nasdaq Composite Index declined by 9.13%, 1.00%, and 2.54%, respectively. The Fund's negative equities and futures returns were partially offset by its fixed income, primarily municipal securities, investments, resulting in the Fund's net asset value return of negative 5.76% over the period. It is gratifying to note that the Fund's market total return for the six months ending June 30, 2000 was +4.43%.

     The current economic environment is characterized by strong growth, low unemployment, low but rising inflation, a large and growing budget surplus, and a record high trade deficit. Fed policy is driven by an attempt to raise interest rates by enough to prevent excess demand from increasing inflationary pressures. Financial markets are highly volatile, reflecting the strong but conflicting influences affecting market sentiment. On the one hand, the Fed is seeking to reduce demand by raising the Fed Funds rate; yet, this interest rate has become a less meaningful tool for adjusting monetary conditions in recent years - demand, reflecting the "wealth effect" of the strong stock market over the past five years and from overseas recoveries is not directly affected by monetary policy. On the other hand, increases in productivity, new technology, U.S. Government budget surpluses, and other factors keep inflation low, despite high levels of growth. The possibility of a so-called "new economy," where growth can persist at high levels without igniting inflation, has been recognized by some market participants, but not embraced by the Fed.

     As to the period ahead, it is tempting to conclude that the Fed's raising of interest rates has begun to bear fruit. Recent data suggest the torrid pace of economic growth has abated. The unemployment rate has increased from a low of 3.9% to 4.1%, weekly jobless claims have risen, retail sales have slowed, and interest sensitive sectors, such as housing and auto sales, have softened. Second quarter GDP growth should be around, or slightly more than 5%, down from more than 6% over the past three quarters. It is not clear that this slowdown will continue, or that it was due to the Fed's 1.75 percentage points tightening over the past year. It is likely that some of the slowing is related to demand being satiated in prior quarters, warm weather, and normal random variation. The slowdown in retail sales this spring coincided with high income tax payments. The rise in personal income and high levels of consumer confidence, however, are not consistent with a slowdown. In any event, we do not believe the Fed has done enough to cause a slowdown. Excluding the easing to prevent a systemic crisis in the fall of 1998, the Fed has only tightened by one percentage point. The year over year rate of inflation has increased by between 2% and 4% since then, so "real" Fed Funds are actually easier now than when the tightening began. Moreover, recognizing the reduced role of the Fed Funds rate in determining monetary conditions, a more comprehensive analysis suggests that overall monetary conditions are no tighter now than they were a year ago.

     Although the Fed Funds rate recently has been left unchanged, the Fed will certainly resume short term interest rate hikes should economic growth re-accelerate or the rate of inflation increase later in the year. To balance this, however, increases in the budget surplus should exert some upward pressure on longer term bond prices and, further, demographics and volatility in equity markets should increase demand for fixed income securities.

     In view of these market conditions, the Fund's strategy has been to extend the duration of its municipal securities holdings, as the economy showed some signs of slowing, equity markets disappointed, and in anticipation of mid-year reduced supplies of municipal securities and increased volumes of redemptions and coupon payments. At the same time, the Fund reduced its holdings of equity securities in response to the pressures that have negatively impacted that market. Going forward, we will continue to be looking for investments with the greatest potential to provide an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation.

                   10% Dividend Distribution Policy Continued

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1998 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the six months ended June 30, 2000, actual distributions were 5.21% of average net assets with approximately 23.06% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation.

                          Reinvestment Plan Attractive

     The Fund's current net asset value per share is $13.60. With a recent closing on the American Stock Exchange of $11.38 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.



                                     Sincerely,


/s/ Thomas B. Winmill                /s/ Steven A. Landis

Thomas B. Winmill                    Steven A. Landis
President                            Senior Vice President,
                                     Portfolio Manager

                                TUXIS CORPORATION
         Schedule of Portfolio Investments - June 30, 2000 (Unaudited)


 Par                                                                          S & P      Market
Value                                                                         Rating      Value
-----                                                                         ------     ------
          MUNICIPAL BONDS (81.20%)
          Alabama (1.90%)
$250,000  Alabama Special Care Facilities Revenue Bonds, 5.00%,
          due 11/1/25 .....................................................     Aaa*    $ 223,143
                                                                                        ---------
          Arizona (4.68%)
500,000   Phoenix General Obligation Bonds, Series A,
          6.25%, due 7/1/16 ...............................................     AA+       549,965
                                                                                        ---------
          Georgia (4.20%)
400,000   Georgia State Municipal Electric Authority Power Revenue
          Bonds, Series B, 8.25%, due 1/1/11 ..............................     A         492,580
                                                                                        ---------
          Hawaii (8.11%)
500,000   Hawaii County General Obligation Bonds, Series A, 5.60%,
          due 5/1/13 ......................................................     AAA       514,975
400,000   Honolulu City & County General Obligation Bonds, Series A,
          8.75%, due 1/1/03 ...............................................     AA-       437,584
                                                                                        ---------
                                                                                          952,559
                                                                                        ---------
          Illinois (12.67%)
500,000   Chicago, Illinois General Obligation Bonds, Series A,
          5.125%, due 1/1/25 ..............................................     AAA       449,940
500,000   Cook County, Illinois General Obligation Bonds, Series A,
          5.00%, due 11/15/28 .............................................     AAA       438,160
250,000   Illinois Health Facilities Revenue Bonds, Series A, 5.00%,
          due 7/1/24 ......................................................     AAA       223,670
125,000   Illinois Health Facilities Revenue Bonds, 5.25%, due 8/1/17 .....     AAA       114,996
250,000   Illinois Health Facilities Revenue Bonds, 6.75%, due 2/15/14 ....     A1*       260,660
                                                                                        ---------
                                                                                        1,487,426
                                                                                        ---------
          Louisiana (2.84%)
325,000   Louisiana Public Facilities Authority Revenue Bonds, Series A,
          6.50%, due 3/1/02 ...............................................     Aaa*      332,884
                                                                                        ---------
          Massachusetts (6.99%)
300,000   Cambridge, Massachusetts General Obligation Bonds, 4.50%,
          due 2/1/17 ......................................................     AAA       260,673
500,000   Massachusetts State Municipal Wholesale Electric Company Power
          Supply Systems Revenue Bonds, 5.00%, due 7/1/17 .................     AAA       461,955
110,000   Massachusetts State Water Resource Revenue Bonds,
          Series B, 5.00%, due 12/1/25 ....................................     AAA        97,769
                                                                                        ---------
                                                                                          820,397
                                                                                        ---------
          Mississippi (4.25%)
500,000   Mississippi State General Obligation Bonds, 5.10%, due 11/15/11 .     AA        498,730
                                                                                        ---------

                See accompanying notes to financial statements.


  Par                                                                          S & P     Market
 Value                                                                         Rating     Value
--------                                                                       ------    ------
          New Jersey (3.03%)
$155,000  Hoboken, New Jersey General Obligation Bonds, 4.75%,
          due 8/1/11 .......................................................    AAA     $ 148,354
 200,000  New Jersey Southern Regional High School District General
          Obligation Bonds, 5.50%, due 9/1/07 ..............................    AAA       207,008
                                                                                        ---------
                                                                                          355,362
                                                                                        ---------
          New Mexico (3.91%)
 500,000  Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds,
          Series B, 5.00%, due 7/1/18 ......................................    AA        458,550
                                                                                        ---------
          New York (6.91%)
 250,000  New York General Obligation Bonds, Series H, 6.00%, due 8/1/13 ...    A-        260,060
  40,000  City of New York General Obligation Bonds, Series D,
          7.50%, due 2/1/16 ................................................    A-         42,315
 500,000  City of New York Municipal Water Finance Authority Water and
          Sewer Systems Revenue Bonds, Series B, 6.00%, due 6/15/33 ........    AA        508,215
                                                                                        ---------
                                                                                          810,590
                                                                                        ---------
          North Carolina (2.20%)
 250,000  Charlotte, North Carolina Storm Water Fee Revenue Bonds,
          6.00%, due 6/01/20 ...............................................    AA+       258,383
                                                                                        ---------
          Pennsylvania (7.06%)
 500,000  Pennsylvania State Higher Education Facilities Authority Revenue
          Bonds, Series A, 5.00%, due 8/01/29 ..............................    AAA       437,445
 425,000  Pittsburgh & Allegheny County Public Auditorium Regional Asset
          District Sales Tax Revenue Bond, 5.25%, due 2/01/31 ..............    AAA       390,834
                                                                                        ---------
                                                                                          828,279
                                                                                        ---------
          South Carolina (1.79%)
 250,000  Piedmont Municipal Power Agency Revenue Bonds, Series A,
          4.75%, due 1/1/25 ................................................    AAA       209,730
                                                                                        ---------
          Texas (3.97%)
 500,000  Alvin Texas Independent School District General Obligation Bonds,
          5.25%, due 8/15/25 ...............................................    Aaa*      466,010
                                                                                        ---------
          Vermont (1.83%)
 250,000  Vermont Educational and Health Buildings Financing Agency
          Revenue Bonds, 5.00%, due 11/01/38 ...............................    AA        214,448
                                                                                        ---------
          Wisconsin (4.86%)
 500,000  Wisconsin Clean Water Revenue Bonds, Series 1,
          6.875%, due 6/1/11 ...............................................    AA+       571,100
                                                                                        ---------
             Total Municipal Bonds (cost: $9,398,090) ......................            9,530,136
                                                                                        ---------

                See accompanying notes to financial statements.


  Par                                                                            S & P       Market
 Value                                                                           Rating       Value
-------                                                                          ------      ------
           BONDS (17.36%)
           Panama (4.55%)
$538,496   Republic of Panama, Floating Rate Notes, due 5/14/02 ................   BB+     $   533,784
                                                                                           -----------
           United States (3.91%)
 450,000   Dictaphone Corp., 11.75% Senior Subordinated Notes, due 8/1/05 ......   CCC         459,000
                                                                                           -----------
           Uruguay (8.90%)
L736,842   Banco Central De Uruguay DCB Floating Rate Notes,
           due 2/19/07 (1) .....................................................   BBB-      1,044,616
                                                                                           -----------
               Total Taxable Bonds (cost: $2,047,683) ..........................             2,037,400
                                                                                           -----------
Shares
           COMMON STOCKS (1.44%)
           Railroads, Line-Haul Operating (1.44%)
1,900      Kansas City Southern Industries, Inc. ...............................               168,506
                                                                                           -----------

               Total Common Stocks (cost: $163,301) ............................               168,506
                                                                                           -----------

                    Total Investments (cost: $11,609,074) (100.00%) ............           $11,736,042
                                                                                           ===========

* Moody's rating.

(1) Par value stated in currency indicated; market value stated in U.S. dollars.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
  Investments at market value
    (cost: $11,609,074) (note 1) ..............................     $11,736,042
  Receivables:
    Interest ..................................................         248,534
    Dividends .................................................             754
  Other assets ................................................           2,981
                                                                    -----------
      Total assets ............................................      11,988,311
                                                                    -----------
LIABILITIES:
  Demand notes payable to bank (note 5) .......................         901,753
  Accrued expenses ............................................          36,778
  Accrued management fees .....................................           5,404
                                                                    -----------
      Total liabilities .......................................         943,935
                                                                    -----------
NET ASSETS: (applicable to 823,480
  outstanding shares: 1,000,000,000
  shares of $.01 par value authorized) ........................     $11,044,376
                                                                    ===========
NET ASSET VALUE PER SHARE
  ($11,044,376/823,480 shares
  outstanding) ................................................          $13.41
                                                                         ======
At June 30, 2000, net assets consisted of:
  Paid-in capital .............................................     $11,486,010
  Net unrealized appreciation on investments ..................         126,968
  Accumulated net realized loss on investments ................        (102,172)
  Accumulated deficit in net investment income ................        (466,430)
                                                                    -----------
                                                                    $11,044,376
                                                                    ===========
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
  Interest ....................................................       $ 254,991
  Dividends (net of foreign taxes of $420) ....................           8,419
                                                                      ---------
    Total investment income ...................................         263,410
                                                                      =========
EXPENSES:
  Investment management (note 3) ..............................          34,627
  Custodian ...................................................          19,961
  Directors ...................................................          13,961
  Professional (note 3) .......................................          13,464
  Registration (note 3) .......................................          12,236
  Transfer agent ..............................................          11,967
  Printing ....................................................           9,788
  Interest (note 5) ...........................................           6,714
  Other .......................................................           1,496
                                                                      ---------
    Total expenses ............................................         124,214
                                                                      ---------
    Net investment income .....................................         139,196
                                                                      =========
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain on investments ............................          84,563
  Net realized loss from foreign currency transactions ........          (1,885)
  Unrealized depreciation of investments during the period ....        (990,214)
                                                                      ---------
    Net realized and unrealized loss on investments ...........        (907,536)
                                                                      ---------
    Net decrease in net assets resulting from operations ......       $(768,340)
                                                                      =========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                                         June 30,      December 31,
                                                                                           2000           1999
                                                                                        -----------    ------------
OPERATIONS:
  Net investment income ............................................................    $   139,196     $   307,612
  Net realized gain on investments .................................................         84,563           1,776
  Net realized loss from foreign currency transactions .............................         (1,885)             --
  Unrealized appreciation (depreciation) of investments during the period ..........       (990,214)         14,479
                                                                                        -----------     -----------
    Net increase in net assets resulting from operations ...........................       (768,340)        323,867

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income ($0.17 and $0.40 per share,
    respectively) ..................................................................       (139,196)       (307,612)
  Distribution in excess of net investment income ($0.23 per share) ................             --        (181,065)
  Distributions from paid-in capital ($0.58 and $0.97 per share, respectively) .....       (464,545)       (746,452)

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from reinvestment of distributions
    (24,329 and 42,713 shares, respectively) (note 6) ..............................        274,938         540,375
                                                                                        -----------     -----------

      Total change in net assets ...................................................     (1,097,143)       (370,887)

NET ASSETS:
  Beginning of year ................................................................     12,141,519      12,512,406
                                                                                        -----------     -----------
  End of year (Including accumulated deficit in net investment
    income of $466,430 as of June 30, 2000 .........................................    $11,044,376     $12,141,519
                                                                                        ===========     ===========

                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                   (Unaudited)

(1) Tuxis Corporation (the "Fund"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund, which is non-fundamental and may be changed by the Board of Directors without shareholder approval, is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carry forward of approximately $186,800 which expires in 2002. Based on Federal income tax cost of $11,609,074, gross unrealized appreciation and gross unrealized depreciation was $292,039 and $165,071 respectively at June 30, 2000.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $3,236 for providing certain administrative and accounting services at cost for the six months ended June 30, 2000.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $11,653,350 and $9,779,928, respectively, for the six months ended June 30, 2000. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses.

(5) The Fund has a committed bank line of credit. At June 30, 2000, there was a balance outstanding of $901,753 on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2000, the weighted average interest rate was 6.69% based on the balances outstanding during the period and the weighted average amount outstanding was $174,452.

(6) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                              FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended                    Years Ended December 31,
                                                          June 30, 2000   ----------------------------------------------------
                                                           (Unaudited)      1999       1998       1997       1996       1995
                                                          -------------   --------   --------   --------   --------    -------
PER SHARE DATA
Net asset value at beginning of period ...................     $15.19      $16.54     $16.74     $16.41      $17.04     $15.25
                                                              -------     -------    -------    -------     -------    -------
Income from investment operations:
  Net investment income ..................................        .17         .40        .57        .58         .69        .70
  Net realized and unrealized gain (loss) on investments .      (1.20)       (.15)       .57        .59        (.62)      1.78
                                                              -------     -------    -------    -------     -------    -------
      Total from investment operations ...................      (1.03)        .25       1.14       1.17         .07       2.48
                                                              -------     -------    -------    -------     -------    -------
Less Distributions:
  Distributions from net investment income ...............       (.17)       (.40)      (.57)      (.58)       (.70)      (.69)
  Distributions in excess of net realized gains ..........          -        (.23)      (.55)      (.26)          -          -
  Distributions from paid in capital .....................       (.58)       (.97)      (.22)         -           -          -
                                                              -------     -------    -------    -------     -------    -------
      Total Distributions ................................       (.75)      (1.60)     (1.34)      (.84)       (.70)      (.69)
                                                              -------     -------    -------    -------     -------    -------
Net asset value at end of period .........................     $13.41      $15.19     $16.54     $16.74      $16.41     $17.04
                                                              =======     =======    =======    =======     =======    =======
Per share market value at end of period ..................     $11.25      $11.50     $16.38     $14.88      $14.38
                                                              =======     =======    =======    =======     =======
TOTAL RETURN ON NET ASSET VALUE BASIS ....................      (5.76)%      4.01%      7.40%      8.17%        .61%     16.58%
                                                              =======     =======    =======    =======     =======    =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ...................       4.43%     (20.46)%    19.66%     (9.73)%    (11.87)%
                                                              =======     =======    =======    =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..............    $11,044     $12,142    $12,512    $12,139     $11,491    $16,220
                                                              =======     =======    =======    =======     =======    =======
Ratio of expenses to average net assets (b)(c) ...........       2.15%**     1.82%      1.89%      1.70%       1.68%      1.78%
                                                              =======     =======    =======    =======     =======    =======
Ratio of net investment income to average net assets .....       2.41%**     2.61%      3.40%      3.53%       4.14%      4.31%
                                                              =======     =======    =======    =======     =======    =======
Portfolio turnover rate ..................................         98%         98%        26%        43%         78%       172%
                                                              =======     =======    =======    =======     =======    =======

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**  Annualized.
(a) Effective November 8, 1996, the Fund converted from on open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date.
(b) Ratio prior to reimbursement by the Investment Manager was 1.94% and 1.95% for the years ended December 31, 1996 and 1995, respectively.
(c) Ratio after the reduction of custodian fees under a custodian agreement was 1.77%, 1.85%, 1.68% and 1.62% for the years ended December 31, 1999, 1998,
    1997 and 1995, respectively. There were no custodian fee credits for 1996.

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TUXIS(R) CORPORATION
=======================================
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New York, NY 10005



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